Note 15 - Income Tax - Gross Operating Loss Carryforwards (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Loss carry forward	$ 4,943	$ 2,251
Foreign Tax Authority [Member] | Canada Revenue Agency [Member]
Loss carry forward	2,048	2,336
Valuation allowance	0	0
Net	2,048	2,336
Domestic Tax Authority [Member] | Internal Revenue Service (IRS) [Member]
Loss carry forward	53,295	24,102
Valuation allowance	20,360	18,324
Net	$ 32,935	$ 5,778